Exhibit 99.2

Executive Summary

Third Party Due Diligence Review - Title

Form ABS-15G

Overview

Solidifi Title & Closing, LLC ("Solidifi") was engaged by Loan Funding Structure LLC as diligence agent to provide O&E Reports (each an “O&E Report”) for a population of 299 mortgage loans in connection with the securitization identified as BRAVO 2021-NQM1. Solidifi, in order to provide said O&E Reports, completed a detailed land records search on each asset to obtain the following information as it pertains to the ownership & encumbrance(s) of each residential asset pledged as security:

I.	Property Ownership Information
a.	Including Current / Prior Deed (s), Vesting Type, Manner of Title
b.	All deeds back to the most recent full value or out of family transfer
II.	Open Deed of Trust / Mortgage Lien Information
a.	Including assignments, subordinations, modifications, agreements
III.	Judgments and Encumbrances
a.	Easements, Restrictions, Rights-of-Way within the scope of the search
b.	List of all open judgments and tax lien against the Owners/ Property within the scope of the search
c.	Property Liens and UCC Filing within the scope of the search
IV.	Current Real Estate and Property Tax Status
a.	Includes Assessment Info, Tax Amounts, Payment Status, Exemptions, Delinquents, Tax Office Info
b.	The Tax Certification will only include basic data for information purposes only. Any information that incurs additional cost will be sent through as unavailable.
V.	Legal Description of Subject Property
a.	Legal description of subject property obtained from purchase money deed
b.	Includes a Tax Parcel ID Number
VI.	Pertinent Copies of all documents located

Search Scope	# of Loans Searched
Current Owner Land Records Title Search	299
Property Tax Search	299

Provided with each O&E Report was a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all property report data output information, as of the respective effective dates.

Scope of Review

Solidifi completed a title review of the 299 O&E Reports to identify potential liens/judgments that may exist affecting each mortgage loan’s first position lien status, as well as liens/judgments recorded post-origination.

Solidifi | 88 Silva Lane, Suite 210 | Middletown | Rhode Island | 02842 | P: 1.401.239.5330 | F: 1.401.851.7950 | www.solidifi.com

As part of the review process, Solidifi examined any available origination title insurance policies for loans found to have either of the following issues affecting the first lien position of the subject mortgage:

1.	Potentially superior, pre-origination mortgage and/or non-mortgage liens; and/or
2.	Potentially superior post-origination HOA and/or municipal liens

Summary of Results

With respect to the 299 mortgage loans:

1.	As set forth in the O&E Reports, the subject mortgage is recorded in the appropriate recording jurisdiction.

2.	As set forth in the O&E Reports, the subject mortgage is in first lien position, with the exception of 32 loans, of which:

a.	32 mortgage loans for which potentially superior, pre-origination mortgage and/or non-mortgage liens were found of record. For those properties, the total amount of such potentially superior, pre-origination mortgage and/or non-mortgage liens is $1,023,973.62 For these same loans, Solidifi reviewed the origination title policies and affirms that none took exception to the prior mortgage and/or non-mortgage liens.

3.	As set forth in the O&E Reports:

a.	8 mortgage loan(s) for which potentially superior post-origination municipal lien were found of record. The total amount of such potentially superior, post-origination municipal liens is $4,541.37.

Issue Identified	# of Loans Affected	Total Amount of Recorded Liens
Potentially superior, pre-origination mortgage and/or non-mortgage liens	32	$1,023,973.62
Potentially superior post-origination municipal liens	8	$4,541.37
Totals	40	$1,028,514.99

4.	As set forth in tax verification, taxes were current as of the effective date on all mortgage loans except as noted below
a.	1 mortgage loans had past due taxes totaling $146.63.

Solidifi | 88 Silva Lane, Suite 210 | Middletown | Rhode Island | 02842 | P: 1.401.239.5330 | F: 1.401.851.7950 | www.solidifi.com